SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 April 14, 2004


                           CREATIVE COMPUTER APPLICATIONS, INC.
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             (Exact name of Registrant as specified in its charter)

                                   California
                         -----------------------------
                         (State or other jurisdiction of
                         incorporation or organization)

             0-12551                                    95-3353465
------------------------------------            --------------------------
     (Commission File No.)                       (IRS Employer Identifi-
                                                         cation Number)


26115-A Mureau Road, Calabasas, California                    91302
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number
including area code                                              (818)  880-6700
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




ITEM 7.           Exhibits

(c)      Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:


Exhibit No.             Title
-----------             -----

99.1 Creative Computer Applications, Inc. Press Release, issued April 14, 2004


Item 12. Results of Operations and Financial Condition

On April 14, 2004, Creative Computer Applications, Inc. issued a press release announcing financial results for the second fiscal quarter and six months ended February 29, 2004. A copy is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

The information contained in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.



SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 14, 2004             CREATIVE COMPUTER APPLICATIONS, INC.
                                 ------------------------------------
                                         (Registrant)




                                 By:      /s/ Steven M. Besbeck
                                     --------------------------------
                                     Steven M. Besbeck, President, Chief
                                     Executive Officer, Chief Financial Officer